UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2018

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

77 Rio Robles, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 18, 2018, SunPower Corporation (the “Company”), issued a press release announcing that it had entered into a Sale and Purchase Agreement (the “Purchase Agreement”) on April 16, 2018, pursuant to which it agreed to purchase all of the shares of SolarWorld Americas Inc., and SolarWorld Industries Deutschland GmbH’s partnership interest in SolarWorld Industries America LP. The transactions contemplated by the Purchase Agreement are subject to certain closing conditions, and the parties anticipate that the closing will occur, subject to such conditions, prior to June 30, 2018. A copy of the press release is attached as Exhibit 99.1 hereto.

Forward-Looking Statements

The above information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the likelihood and timing of the planned closing of the transactions. These forward-looking statements are based on the Company’s current assumptions, expectations, and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the satisfaction or non-satisfaction of conditions to closing. A detailed discussion of these factors and other risks that affect the Company’s business is included in filings the Company makes with the Securities and Exchange Commission (the “SEC”) from time to time, including the Company’s most recent reports on Form 10-K, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or on the SEC Filings section of the Company’s Investor Relations website at investors.sunpower.com. All forward-looking statements in this Current Report on Form 8-K are based on information currently available to the Company, and the Company assumes no obligation to update these forward-looking statements in light of new information or future events.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated April 18, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

April 18, 2018	By:	/S/ CHARLES D. BOYNTON
	Name:	Charles D. Boynton
	Title:	Executive Vice President and Chief Financial Officer